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                                                                    EXHIBIT 99.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




         In connection with the annual report of SpatiaLight, Inc.. (the "Company") on Form 10-KSB for the period ending December 31, 2001 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert A. Olins, Principal Executive, Financial and Accounting Officer, certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                              /s/ Robert A. Olins
                                              ----------------------------------
                                              Robert A. Olins
                                              Principal Executive, Financial and
                                              Accounting Officer
                                              SpatiaLight, Inc.
                                              September 19, 2002